May 13, 2008


VIA EDGAR

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re: Diamond Portfolio Investment Trust; File Nos. 333-146482 and 811-22129 Filing Pursuant to Rule 497(e)

Ladies and Gentlemen:

On behalf of our client, Diamond Portfolio Investment Trust, we are filing, pursuant to Rule 497(e) under the Securities Act of 1933, a supplement dated April 21, 2008 to the Diamond Portfolio Investment Trust Institutional Shares' Prospectus dated December 17, 2007.

Please contact Ms. Amy Kutschka at 816.983.8296 with your questions or comments.

Very truly yours,

Commonwealth Shareholder Services, Inc.,
As Administrator

This supplement is to be read in conjunction with the prospectus dated December 17, 2007. This supplement, together with the prospectus, constitutes a current prospectus.



                       DIAMOND PORTFOLIO INVESTMENT TRUST
                   PROSPECTUS SUPPLEMENT DATED APRIL 21, 2008

The following supplements, amends and replaces the second paragraph appearing under the heading "PURCHASING SHARES - Share Class Alternatives" on page 7 of the Institutional Shares Prospectus:

"The Institutional Class shares of the Fund are intended for use by certain eligible institutional investors, including the following: (i) banks and trust companies acting in a fiduciary or similar capacity; (ii) bank and trust company common and collective trust funds; (iii) banks and trust companies investing for their own account; (iv) entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies); (v) retirement plans; (vi) platform sponsors with which the Distributor has entered into an agreement; (vii) proprietary asset allocation funds; (viii) trustees of the Trust; (ix) the Fund's service providers and their respective employees; and (x) Diamond Portfolio Advisors, LLC, its affiliates and their respective employees. The Institutional Class shares of the Fund are also available for other investors who meet the minimum investment requirements and where such an investor's financial adviser has made a determination that this class of shares is appropriate in light of the particular circumstances of the potential investor."

The following supplements, amends and replaces the second paragraph appearing under the heading "PURCHASING SHARES - Minimum Investments" on page 7 of the Institutional Shares Prospectus:

"The minimum initial investment for Institutional Shares of the Fund is $100,000. Subsequent investments must be in amounts of $10,000 or more. The Fund may waive the minimum initial investment requirement for purchases made by trustees, officers and employees of service providers, the Adviser and the Trust. The Fund may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time. The Fund retains the right to refuse to accept any purchase order."



                       PLEASE RETAIN FOR FUTURE REFERENCE